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                                                                  EXHIBIT 10(11)

                              PROMISSORY NOTE NO. 1

$150,000.00 U.S.                              Grand Cayman, Cayman Islands, BWI
                                                                 March 20, 1996

        FOR VALUE RECEIVED, the undersigned, Mountaineer Park, Inc., a West Virginia corporation ("the Maker"), promises to pay to AstraFund, Ltd., a Cayman Island, BWI corporation along with each subsequent holder or holders of this Note (the "Holder"), the sum of One Hundred Fifty Thousand Dollars ($150,000.00 U.S.) on or before April 22, 1996.

        All payments on account hereof shall be made to AstraFund, Ltd., c/o Cliff R. Bodden, Managing Director, at Corporate Centre at Safehaven, West Bay Road - 31 450 SMB, Grand Cayman, Cayman Islands, British West Indies, or such other place as the Holder may designate in writing delivered or mailed to the Maker.

        The whole of the amount of this Note shall become immediately due and payable, without notice, at the option of the Holder hereof, in the case of an Event of Default, as hereinafter defined, notice of the exercise of such option being hereby waived. As used in this Note, an Event of Default shall be: (i) the failure of the Maker to make any payment in account hereof within 10 days after demand by Holder by the terms hereof, (ii) an assignment by maker forthe benefit of its creditors, or a substantial part of Maker's assets are subjected to lien by reason of failure to pay debt, or Maker applies for relief under any provision of the U.S. Bankruptcy Code or any other law for the protection of its creditors, or Maker is otherwise declared bankrupt or insolvent, or (iii) the breach by Maker of any of the representations contained in the paragraph next following, the in each and every such case, the balance shall become immediately due and payable without demand or notice, at the option of the Holder hereof.

        Maker represents that (i) the first deed of trust currently held by Bennett Management & Development Corporation to secure Maker's outstanding $10,200,000.00 (U.S.) construction loan from Bennett, constitutes the sole deed of trust on Mountaineer Race Track & Resort, (ii) Maker shall pledge no security interest in Mountaineer Race Track & Resort in excess of $10,200,000.00 (U.S.) without first paying Holder the balance of this Note, (iii) Maker shall not sell or otherwise dispose of Mountaineer Race Track & Resort, or the real property described on Exhibit "A" attached hereto and made a part hereof, unless the Holder is paid in full, (iv) Maker has outstanding trade payables at Mountaineer Race Track & Resort of approximately $1,800,000.00 (U.S.), (v) the entire amount of loan proceeds provided to Maker pursuant to this Note shall be used exclusively by Maker to pay such trade payables, and (vi) a written report of the application of the subject loan proceeds to reduce such trade payables shall be provided by Maker to Holder upon request.

        In the event that the Holder for any reason shall deem it necessary to refer this Note to an attorney for enforcement of any rights hereunder, by suit or otherwise, reasonable attorney's fees, together with all costs and expenses of any such action, shall be a part of the obligations of the Maker and the Holder may take judgment for all such amounts. Maker may prepay the full amount due hereon, at any time, without penalty.

        All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally by overnight or second day courier, or by registered or certified mail, return receipt requested, properly addressed and postage prepaid, as follows:

                                                        Initials /s/ ERA


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        If to Holder:                          If to Maker:

        AstraFund, Ltd.                        Mountaineer Park, Inc.
        Attention:  Cliff R. Bodden            Attention:  Edson R. Arneault
        Corporate Centre at Safehaven          State Route 2 South
        West Bay Road - 31 450 SMB             Post Office Box 358
        Grand Cayman, Cayman Islands           Chester, West Virginia 28034
        British West Indies                    (304) 387-2400
        (809) 945-3880

        The date notice shall be deemed given is the date of receipt of such notice except in the case of an addressee's refusal to accept delivery or in the case of a change of address of which no notice was properly provided. In either such case, notice shall be deemed given upon the date it is sent to the last known address. Notice of a change of address shall have been properly given when such new address, and the date such new address shall become effective, is sent in the manner set forth above.

        This Note shall be assignable, and Maker, for itself, its heirs, legal representatives, successors and assigns, respectively, expressly waives presentment for payment, notice of dishonor, protest, notice of protest, all other notices (except as expressly provided herein) and diligence by the Holder without in any way modifying, altering, releasing, affecting, or limiting their respective liabilities.

        Any and all amounts to be paid hereunder shall be paid in good funds, without setoff, counter claim or deduction. All amounts payable hereunder are payable in lawful money of the United States of America.

        This Note shall be governed, as to usury, by the laws of the Cayman Islands, BWI and as to other matters by the laws of the State of West Virginia. The Maker consents to the jurisdiction of the courts of the Cayman Islands, BWI as to matters involving usury and to the federal courts of the State of West Virginia for other matters and waives all defenses of forum non conveniens, lack of venue, or personal jurisdiction with respect to any action brought on this
Note in such courts.

        This Note shall be binding upon the Maker and its heirs, executors, administrators, personal representatives, successors and assigns and shall inure to the benefit of the Holder and its heirs, executors, administrators, personal representatives, successors and assigns.

        Whenever possible, each provision of this Note shall be interpreted in suit manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

        This Note shall not be modified, and no terms of this Note shall be waived except by a written instrument signed by the Maker and the Holder. The term "Maker" as used in this Note shall mean and have reference to, collectively, all parties and each of them directly or indirectly obligated for the indebtedness evidenced by this Note, whether as principal maker, endorser, guarantor, or otherwise, together with their respective heirs, administrators, legal representatives, successors and assigns of each of the foregoing.

        Failure to exercise any of the foregoing options contained in this Note shall not constitute a waiver of the right to exercise the same or any other option at any subsequent

                                                        INITIALS: /s/ ERA


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time in respect to any other event. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time a full payment is due shall not constitute a waiver of the right to exercise any of the foregoing options contained in this Note at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of the Holder.

        MAKER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS AND THIRD-PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE HOLDER OR THE HOLDER'S COUNSEL HAS REPRESENTED , EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. MAKER ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS NOTE, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

        IN WITNESS WHEREOF, in Grand Cayman, Cayman Islands, BWI, this Note has been executed and delivered by the Maker as of the day and year hereinabove set forth.

                             MAKER:         MOUNTAINEER PARK, INC.,

                                            a West Virginia corporation

                                            By:  /s/ Edson R. Arneault    (seal)
                                                -------------------------------
                                               EDSON R. ARNEAULT, President

British West Indies               )
Grand Cayman, Cayman Islands      )

        BEFORE ME, the undersigned authority personally appeared EDSON R. ARNEAULT, as President of Mountaineer Park, Inc., a West Virginia corporation, who after being duly sworn under oath, states that he has freely and voluntarily executed this Promissory Note, with full corporate authority to do so, on this 20th day of March, 1996.

                                            /s/ A. Hernandez
                                            -------------------------------
                                            NOTARY PUBLIC

                                   ASSIGNMENT

PAY TO THE ORDER OF PAUL MELSON WITH RECOURSE.

Date:  20/3/96                              ASTRAFUND, LTD,
                                            a Cayman Islands corporation

                                            By:  /s/ Cliff R. Bodden
                                               -------------------------------
                                               CLIFF R. BODDEN, Director

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                     SCHEDULE OF SUBSTANTIALLY IDENTICAL
                               PROMISSORY NOTES


The following promissory notes are substantially identical in all material respects to Promissory Note No. 1 identified as Exhibit 10(11) in Item 14 of
Part IV, with the exception of the due dates for the notes which are as indicated below:

        Promissory Note No. 2 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996, and due May 22, 1996

        Promissory Note No. 3 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996, and due June 22, 1996

        Promissory Note No. 4 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996, and due July 22, 1996

        Promissory Note No. 5 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996, and due August 22, 1996